SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 18,1997





                          PAMIDA HOLDINGS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                       1-10619                   47-0696125
------------------------------          ------------              --------------
  (State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)                 File Number)              Identification
                                                                     Number)



    8800 "F" STREET, OMAHA, NEBRASKA                           68127
-----------------------------------------                    ---------
 (Address of principal executive offices)                    (Zip Code)




       Registrant's telephone number, including area code: (402) 339-2400



ITEM 5.  OTHER EVENTS.

     On November 18, 1997, the previously announced proposals of the registrant to pay all of its outstanding promissory notes with shares of common stock and to change and reclassify all of its outstanding preferred stock into common stock became effective.

     The registrant will issue approximately 965,000 shares of Common Stock and approximately 3,050,000 shares of Nonvoting Common Stock in connection with such transactions. The Nonvoting Common Stock will be issued entirely to an affiliate of Citicorp and is convertible into shares of Common Stock on a share-for-share basis upon the conditions set forth in an amendment of the registrant's
Certificate  of  Incorporation  which is filed as  Exhibit  3.4 to this  Current
Report.

     The aggregate principal amount of and accrued interest on the registrant's promissory notes being paid with common stock is approximately $33,175,000. The aggregate redemption value of and accrued dividends on the registrant's preferred stock which was reclassified as common stock was approximately
$2,968,000. For purposes of determining the number of shares being issued in connection with such transactions, the registrant's Common Stock and Nonvoting Common Stock is being valued at $9.00 per share.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          (1)3.1 Restated Certificate of Incorporation of Pamida Holdings Corporation, as amended

          (1)3.2  Certificate   of   Amendment  of   Certificate   of
                  Incorporation of Pamida Holdings Corporation filed on August 7, 1990 (amends Exhibit 3.1)

          (2)3.3  Certificate   of   Amendment  of   Certificate   of
                  Incorporation of Pamida Holdings Corporation filed on May 31, 1994 (amends Exhibit 3.1)

             3.4  Certificate   of   Amendment  of   Certificate   of
                  Incorporation of Pamida Holdings Corporation filed on November 18, 1997 (amends Exhibit 3.1)
----------------

(1) Previously filed as an exhibit to Registration Statement of Pamida Holdings Corporation on Form S-1 (Registration No. 33-35324) and incorporated herein by this reference.

(2) Previously filed as an exhibit to Form 10-Q Quarterly Report of Pamida Holdings Corporation for the period ended July 31, 1994, and incorporated herein by this reference.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 24, 1997.
                                        PAMIDA HOLDINGS CORPORATION

                                        By:  /S/ STEVEN S. FISHMAN
                                             Steven S. Fishman, Chairman
                                             of the Board and Chief
                                             Executive Officer